                                 Exhibit 99(a)

                             STOCKHOLDER AGREEMENT


     STOCKHOLDER AGREEMENT, dated as of August 18, 1995, by and among United Bankshares, Inc. (the "Acquiror"), a West Virginia corporation, and certain stockholders of Eagle Bancorp, Inc. (the "Company"), a Delaware corporation, named on Schedule I hereto (collectively the "Stockholders").

                                  Witnesseth:

     WHEREAS, the Acquiror and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Agreement"), which is being executed simultaneously with the execution of this Stockholder Agreement and provides for, among other things, the merger of the Company with and into the Acquiror (the "Merger"); and

     WHEREAS, in order to induce the Acquiror to enter into the Agreement, each of the Stockholders agrees to, among other things, vote in favor of the Agreement in their capacities as stockholders of the Company;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Ownership of Company Common Stock. Each Stockholder represents and warrants that the Stockholder has or shares the right to vote and dispose of the number of shares of common stock of the Company, par value $0.10 per share ("Company Common Stock"), set forth opposite such Stockholder's name on Schedule I hereto.

     2. Agreements of the Stockholders. Each Stockholder covenants and agrees that:

         (a) such Stockholder shall, at any meeting of the Company's stockholders called for the purpose, vote, or cause to be voted, all shares of Company Common Stock in which such stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) in favor of the Agreement and against any plan or proposal pursuant to which the Company is to be acquired by or merged with, or pursuant to which the Company proposes to sell all or substantially all of its assets and liabilities to, any person, entity or group (other than the Acquiror or any affiliate thereof);

         (b) except as otherwise expressly permitted hereby, such Stockholder shall not, prior to the meeting of the Company's stockholders referred to in
Section 2(a) hereof or the earlier termination of the Agreement in accordance with its terms, sell, pledge, transfer or otherwise dispose of the Stockholder's shares of Company Common Stock;

         (c) such Stockholder shall not in his capacity as a stockholder of the Company directly or indirectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than the Acquiror or an affiliate thereof) concerning any merger, sale of substantial assets or liabilities not in the ordinary course of business, sale of shares of capital stock or similar transactions involving the Company or any subsidiary of the Company (provided that nothing herein shall be deemed to affect the ability of any Stockholder to fulfill his duties as a director or officer of the Company); and

         (d) such Stockholder shall use his best efforts to take or cause to be taken all action, and to do or cause to be done all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the agreements contemplated by this Stockholder Agreement.

     3. Successors and Assigns. A Stockholder may sell, pledge, transfer or otherwise dispose of his shares of Company Common Stock, provided that such Stockholder obtains the prior written consent of the Acquiror and that any acquiror of such Company Common Stock agree in writing to be bound by the terms of this Stockholder Agreement.

     4. Termination. The parties agree and intend that this Stockholder Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholder Agreement are inadequate. This Stockholder Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.

     5. Notices. Notices may be provided to the Acquiror and the Stockholders in the manner specified in Section 8.4 of the Agreement, with all notices to the Stockholders being provided to them at the Company in the manner specified in such section.

     6. Governing Law. This Stockholder Agreement shall be governed by the laws of the State of West Virginia without giving effect to the principles of conflicts of laws thereof.

     7. Counterparts. This Stockholder Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

     8. Headings and Gender. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholder Agreement. Use of the masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.

          IN WITNESS WHEREOF, the Acquiror, by a duly authorized officer, and each of the Stockholders have caused this Stockholder Agreement to be executed as of the day and year first above written.

                            UNITED BANKSHARES, INC.



                            By:  /s/ Richard M. Adams
                                 -------------------------------------------
                            Name:  Richard M. Adams
                            Title:  Chairman, President and
                                      Chief Executive Officer


                            COMPANY STOCKHOLDERS:



                            /s/ Willie D. Akers, Jr.
                            ------------------------------------------------
                            Willie D. Akers, Jr.



                            /s/ Frank I. Blankinship, Jr.
                            ------------------------------------------------
                            Frank I. Blankinship, Jr.



                            /s/ A. Lawrence Crimmins, Jr.
                            ------------------------------------------------
                            A. Lawrence Crimmins, Jr.



                            /s/ John G. Hutchinson
                            ------------------------------------------------
                            John G. Hutchinson



                            /c/ Charles F. Payne
                            ------------------------------------------------
                            Charles F. Payne

                            /s/ J. Christopher Thomas
                            ------------------------------------------------
                            J. Christopher Thomas



                            /s/ John H. Thomas
                            ------------------------------------------------
                            John H. Thomas



                            /s/ William W. Wagner
                            ------------------------------------------------
                            William W. Wagner



                            /s/ Paul Clinton Winter, Jr.
                            ------------------------------------------------
                            Paul Clinton Winter, Jr.



                            /s/ Edward J. Wood
                            ------------------------------------------------
                            Edward J. Wood



                            /s/ T. Sam Scipio, Jr.
                            ------------------------------------------------
                            T. Sam Scipio, Jr.

                                   SCHEDULE I



                             Number of Shares of
                             Company Common Stock
   Name of Stockholder        Beneficially Owned
-------------------------------------------------

Willie D. Akers, Jr.                       22,956

Frank I. Blankinship, Jr.                  31,916

A. Lawrence Crimmins, Jr.                  58,001

John G. Hutchinson                             --

Charles F. Payne                           44,400

J. Christopher Thomas                     161,978

John H. Thomas                             21,740

William W. Wagner                         216,678

Paul Clinton Winter, Jr.                  160,684

Edward J. Wood                              7,624

T. Sam Scipio, Jr.                         33,065
